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                                                                    EXHIBIT 10.3

                     NINTH AMENDMENT TO AMENDED AND RESTATED
                        SENIOR REVOLVING CREDIT AGREEMENT


         This NINTH AMENDMENT TO AMENDED AND RESTATED SENIOR REVOLVING CREDIT AGREEMENT (the "Amendment") is made as of this 14th day of May, 2003, by and among ENESCO GROUP, INC., a Massachusetts corporation (the "Borrower"), the Borrowing Subsidiaries who may from time to time become a party to the Amended and Restated Senior Revolving Credit Agreement, FLEET NATIONAL BANK, a national banking association in its capacity as Agent and a Bank ("Fleet") and LaSalle Bank National Association ("LaSalle" and together with Fleet, the "Banks").

                                    RECITALS

         The Borrower and the Banks are parties to a certain Amended and Restated Senior Revolving Credit Agreement dated as of August 23, 2000, as amended by a First Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 27, 2000, as further amended by a Second Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of November 30, 2000, as further amended by a Third Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of March 23, 2001, as further amended by a Fourth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of April 6, 2001, as further amended by a Fifth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of June 18, 2001, as further amended by a Sixth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of August 2, 2001, as further amended by a Seventh Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of September 7, 2001, and as further amended by an Eighth Amendment to Amended and Restated Senior Revolving Credit Agreement dated as of May 15, 2002 (the "Credit Agreement"), pursuant to which the Banks have extended certain financial accommodations to the Borrower including those evidenced by a Borrower Note dated August 3, 2000 in the face amount of $50,000,000 payable to Fleet, a Borrower Note dated June 26, 2001 in the face amount of $10,000,000 payable to LaSalle, a Back-Up L/C and B/A Demand Note dated June 18, 2001 in the face amount of $15,000,000 payable to Fleet and a Back-Up F/X Demand Note dated November 27, 2000 in the face amount of $10,000,000 payable to Fleet. Payment and performance of all Obligations of the Borrower to the Banks are secured by a Security Agreement dated April 6, 2001 (the "Security Agreement"), by a certain Mortgage, Assignment of Leases and Rents and Security Agreement dated June 18, 2001 with respect to certain properties located in DuPage County and Cook County, Illinois (the "Mortgages") and by the other Loan Documents as defined in the Credit Agreement. The Borrower and the Banks have agreed to further modify the terms and provisions of the Credit Agreement and to ratify and confirm that all Obligations of the Borrower to the Banks continue to be evidenced and secured by the Loan Documents, all as more fully described and set forth hereinbelow. Capitalized terms not otherwise defined in this Amendment shall have their meanings as defined in the Credit Agreement.


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         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Banks agree that the Credit Agreement is further amended as follows:

         1. The definition of the term "Facility Termination Date" that appears in ARTICLE I is deleted in its entirety and replaced with the following:

                  "Facility Termination Date" means June 16, 2003.

         2. Except as amended, modified or supplemented by this Amendment, all of the terms, conditions, covenants, provisions, representations, warranties and conditions of the Credit Agreement shall remain in full force and effect and are hereby acknowledged, ratified, confirmed and continued as if fully restated hereby.

         3. The invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of any other term or provision hereof or contained in the Credit Agreement.

         4. It is the intention of the parties hereto that this Amendment shall not constitute a novation and shall in no way adversely affect or impair the validity or priority of any lien on any collateral granted, pledged or mortgaged as security for the payment and performance of the liabilities and obligations of the Borrower under the Credit Agreement and other Loan Documents.

         5. The Borrower hereby confirms and ratifies the obligations established under the Credit Agreement and other Loan Documents, as amended hereby, and the continuing and continuous security interests, pledges and mortgages in, of and to all collateral granted pursuant to the Credit Agreement and other Loan Documents.

         6. This Amendment is to be governed and construed in accordance with the laws of the Commonwealth of Massachusetts.

         7. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties thereto may execute this Agreement by signing any such counterpart. This Amendment shall be effective when it has been executed by the Borrower and the Banks.



                         [SIGNATURES ON FOLLOWING PAGE]


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         IN WITNESS WHEREOF, the foregoing has been executed as an instrument under seal as of the date first above written.


WITNESS:                                    ENESCO GROUP, INC.



/s/ M. Frances Durden                       By: /s/ Thomas F. Bradley
-------------------------                       --------------------------------
                                            Print Name: Thomas F. Bradley
                                                        ------------------------
                                            Title: Chief Financial Officer and
                                                   Treasurer
                                                   -----------------------------

                                            By: /s/ Charles E. Sanders
                                                --------------------------------
                                            Print Name: Charles E. Sanders
                                                        ------------------------
                                            Title: Assistant Treasurer
                                                   -----------------------------

                                            FLEET NATIONAL BANK



                                            By: /s/ Richard J. Zilewicz
-------------------------                       --------------------------------
                                            Its  Regional President


                                            LASALLE BANK NATIONAL ASSOCIATION



/s/ K. Kim Allen                            By: /s/ Hollis J. Griffin, Jr.
-------------------------                       --------------------------------
                                            Its  Vice President



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